EXHIBIT 10.20

                   OWNERSHIP AND REGISTRATION RIGHTS AGREEMENT

EVCI Career Colleges Incorporated
35 East Grassy Sprain Road
Yonkers, New York 10710

Ladies and Gentlemen:

     This will confirm our agreement in connection with the purchase by the undersigned today (the "Holder") of 300,000 shares (the "Shares") of common stock of EVCI Career Colleges Incorporated ("EVCI") from Dr. Arol I. Buntzman, EVCI's Chairman pursuant to the Transfer Instrument, a copy of which has been provided to EVCI (the "Transfer Instrument").

     Section 1. Representations and Warranties

                1.1 The Holder hereby makes to EVCI the representations and warranties made by the Holder in (a) through (d) of the Transfer Instrument, as though fully set forth herein.

                1.2 EVCI hereby represents and warrants to the Holder that the execution, delivery and performance of this Agreement by EVCI has been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the articles of organization or By-laws of EVCI or any provision of any other agreement or instrument to which it is a party and that this Agreement constitutes the legal, valid and binding obligation of EVCI, enforceable in accordance with its terms.

     Section 2. Shares Owned

                2.1 The purchase of the Shares by the Holder did not result in the Holder and its "affiliates," as defined in Rule 144 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), being deemed the owner of more than 9.99% of outstanding shares of common stock of EVCI, assuming that there are at least 10,779,258 shares of Common Stock outstanding immediately after such purchase. The Holder agrees that the Holder and its affiliates will not alone or as a part of a "group," as that term is used in Regulation 13D-G under the Securities Exchange Act, at any time own more than 9.99% of EVCI's outstanding common stock unless otherwise authorized by EVCI's board of directors and agreed to in writing by EVCI.

     Section 3. Registration Rights

                3.1 REGISTRATION. EVCI shall include the resale of the Shares in a registration statement on Form S-3 or any comparable or successor form or forms (the "Registration Statement") (provided that if the Company is not entitled to use Form S-3 or any successor thereto it shall file a registration statement on Form S-1 or comparable or successor form) filed by it with the Securities and Exchange Commission ("SEC") by not later than the 15th business day following the date of this Agreement, subject to the Holder's compliance with Section 3.1(j).
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                    (a) EVCI shall use its best efforts to cause the
Registration Statement to be declared effective within 60 days after its initial filing with the SEC and to remain effective until the earlier of the date (i) as of which the Holder may sell all of the Shares without restriction pursuant to Rule 144(k) and (ii) when the Holder shall have sold all of the Shares.

                    (b) EVCI shall prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus included in the Registration Statement (the "Prospectus") as may be necessary to keep the Registration Statement continuously effective, pursuant to Rule 415, for the period specified in Section 3(a) and comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act") with respect to the disposition of all the Shares covered by the Registration Statement in accordance with the Holder's intended method of disposition set forth in the Registration Statement for such period; provided, however, notwithstanding the foregoing provisions of this Section 3(b), EVCI may suspend the use of the Registration Statement for a period not to exceed 60 days (whether or not consecutive) in any 12-month period if EVCI's Board of Directors determines in good faith (after consulting with EVCI's counsel and, if appropriate, its independent auditors) that because of valid and material business developments (which, under applicable securities laws, would be required to be disclosed in an amendment to the Prospectus), including pending mergers or other business combination transactions, the planned acquisition or divestiture of assets, pending material corporate developments and similar events, it is advisable to suspend such use and, prior to or contemporaneously with suspending such use, EVCI provides the Holder with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. At the end of any such suspension period, EVCI shall provide Holder with written notice of the termination of such suspension.

                    (c) EVCI shall permit Holder to review and comment upon the Registration Statement and, upon all future amendments and supplements thereto, at least three days prior to their filing with the SEC.

                    (d) EVCI shall furnish to the Holder such number of copies of the Registration Statement and the Prospectus as the Holder reasonably may request in order to facilitate the public sale or other disposition of the Shares pursuant to the Prospectus.

                    (e) EVCI shall register or qualify the Shares covered by the Registration Statement under the securities or "blue sky" laws of such jurisdictions as the Holder reasonably shall request.

                    (f) EVCI shall cause all Shares covered by the Registration Statement to be eligible for quotation on the Nasdaq Smallcap market or listed on such other securities exchange (or quoted on the Nasdaq National Market) on the same terms and conditions as EVCI Common Shares are then quoted (or listed) provided that EVCI Common Shares are then quoted on the Nasdaq Smallcap market or listed on such other securities exchange (or quoted on the Nasdaq National Market).

                    (g) While a Prospectus relating to the Shares is required to be delivered under the Securities Act, EVCI shall promptly notify the Holder of

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the happening of any event of which EVCI has knowledge and as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                    (h) The Holder agrees that, upon receipt of any notice from EVCI of the happening of any event of the kind specified in Sections 3(b) or
(g), the Holder will immediately discontinue disposition of the Shares pursuant to the Prospectus until the Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(b), and, if so directed by EVCI, the Holder will deliver to EVCI, or alternatively certify that it has destroyed, all copies, other than permanent file copies then in Holder's possession, of the most recent Prospectus at the time of receipt of such notice.

                    (i) EVCI shall make available for inspection by the Holder, and any attorney, accountant or other agent retained by the Holder, all financial and other records, pertinent corporate documents and properties of EVCI, and cause EVCI's officers, directors and employees to supply all information reasonably requested by the Holder or such attorney, accountant or agent in connection with the Registration Statement, provided appropriate confidentiality agreements are first received by EVCI.

                    (j) The Holder shall furnish to EVCI in writing such information with respect to it and the proposed distribution by it, as reasonably shall be necessary and reasonably requested by EVCI's counsel in writing, in order to assure compliance with applicable federal and state securities laws.

                3.2 EXPENSES. All expenses incurred by EVCI in complying with
Section 3.1 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for EVCI, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, Nasdaq fees, fees of transfer agents and registrars, and costs of issuing the Shares, but excluding any Selling Expenses and fees and disbursements of any counsel, or any accountant or agent of the Holder, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of the Shares are called "Selling Expenses."

     EVCI will pay all Registration Expenses and the Holder will pay all Selling Expenses.

                3.3 INDEMNIFICATION.

                    (a) In connection with the registration and sale of the Shares pursuant to the Registration Statement, to the fullest extent permitted by law, EVCI will indemnify and hold harmless the Holder together with the Holder's officers, directors, members, partners, employees and agents, and each other person, if any, who controls Holder within the meaning of the Securities Act (each a "Controlling Person"), against any losses, claims, damages or liabilities, joint or several, to which the Holder and the Holder's officers, directors, members, partners, employees and agents, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any

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material fact contained in the Registration Statement or the Prospectus or any
amendment or supplement thereof, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by EVCI of the Securities Act, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Shares pursuant to the Registration Statement (but not the Holder's failure to comply with the prospectus delivery requirements or other rules and regulations under the Securities Exchange Act of 1934 relating to the Holder's conduct in offering and selling the Shares). EVCI will promptly reimburse the Holder and each Controlling Person for any legal or other expenses reasonably incurred by them in connection with investigation or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that EVCI will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Holder or a Controlling Person in writing specifically for use in the Registration Statement or the Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party.

                    (b) In connection with the registration and sale of the Shares pursuant to the Registration Statement, the Holder will indemnify and hold harmless EVCI, each person, if any, who controls EVCI within the meaning of the Securities Act, each officer of EVCI who signs the Registration Statement, and each director of EVCI, against all losses, claims, damages or liabilities, joint or several, to which EVCI or such officer, director, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus contained therein, or any amendment or supplement thereof, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse EVCI and each such officer, director, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Holder will have no liability hereunder unless such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Holder and furnished in writing to EVCI by the Holder specifically for use in the Registration Statement or the Prospectus; and provided, further, however, that the liability of the Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Shares sold by the Holder under the Registration Statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net profit received by the Holder from the sale of the Shares covered by the Registration Statement.

                    (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party under this Section 3.3 except and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall

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be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 3.3 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                    (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) Holder or any controlling person of the Holder makes a claim for indemnification pursuant to this Section 3.3 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction as to which time to appeal or the denial of the last right of appeal has expired) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.3 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Holder or any such controlling person in circumstances for which indemnification is provided under this Section 3.3, then, and in each such case, EVCI and the Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to their relative fault PROVIDED, HOWEVER, that, in any such case, (A) the Holder shall not be required to contribute any amount in excess of the difference between the public offering price of all the Shares offered by it pursuant to the Registration Statement and the price paid for the Shares by the Holder; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                3.4 ENFORCEMENT. EVCI acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 3 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 3 may be specifically enforced. In the event that EVCI fails to comply with its obligations and agreements in this Section 3, then, in addition to any other rights or remedies the Holder may have at law or in equity, EVCI shall indemnify and hold harmless the Holder from and against any and all manner of loss which it may incur as a result of such a failure. In addition, EVCI shall also reimburse the Holder for any and all reasonable legal fees and expenses incurred by it in enforcing its rights pursuant to this Section 3, regardless of whether any litigation was commenced.

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

     Section 4. MARKET STANDOFF In connection with an underwritten public offering by EVCI of at least $5 million in total offering price, if any, the Holder hereby agrees to be subject to a lockup for up to 180 days following the effective date of EVCI's registration statement filed with the SEC in connection with the offering as required by the underwriter(s) thereof. During such period, the Holder agrees not to sell, transfer or hypothecate any securities of EVCI without the prior written consent of the underwriter(s). This provision is self-operating but the Holder agrees to execute and furnish directly to, and for the express benefit of, the underwriter(s) any confirmation requested by the underwriter(s).

     Section 5. CHOICE OF LAW This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

     Section 6. COUNTERPARTS This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other party.


                            [SIGNATURE PAGE FOLLOWS.]


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                                SIGNATURE PAGE TO
                        OWNERSHIP AND REGISTRATION RIGHTS
                                    AGREEMENT




Dated: November 11, 2003                     AGREED:

                                             JLF PARTNERS I, L.P.

                                             BY: JLF ASSET MANAGEMENT, LLC


                                             By:  /S/ ERIC LIEBERMAN
                                                  ------------------------------
                                                  Eric Lieberman
                                                  Chief Financial Officer


AGREED:

EVCI Career Colleges Incorporated


By:  /S/ DR. JOHN J. MCGRATH
     -------------------------------
     Dr. John J. McGrath
     Chief Executive Officer
     and President

                                SIGNATURE PAGE TO
                        OWNERSHIP AND REGISTRATION RIGHTS
                                    AGREEMENT




Dated: November 11, 2003                     AGREED:

                                             JLF PARTNERS II, L.P.

                                             BY: JLF ASSET MANAGEMENT, LLC


                                             By:  /S/ ERIC LIEBERMAN
                                                  ------------------------------
                                                  Eric Lieberman
                                                  Chief Financial Officer


AGREED:

EVCI Career Colleges Incorporated


By:  /S/ DR. JOHN J. MCGRATH
     -------------------------------
     Dr. John J. McGrath
     Chief Executive Officer
     and President

                                SIGNATURE PAGE TO
                        OWNERSHIP AND REGISTRATION RIGHTS
                                    AGREEMENT




Dated: November 11, 2003                     AGREED:

                                             JLF OFFSHORE FUND, LTD.

                                             BY: JLF ASSET MANAGEMENT, LLC


                                             By:  /S/ ERIC LIEBERMAN
                                                  ------------------------------
                                                  Eric Lieberman
                                                  Chief Financial Officer


AGREED:

EVCI Career Colleges Incorporated


By:  /S/ DR. JOHN J. MCGRATH
     -------------------------------
     Dr. John J. McGrath
     Chief Executive Officer
     and President